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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                             TENDER OF OUTSTANDING
                     10 1/2% SERIES B SENIOR NOTES DUE 2008
                                       OF
                         FACILICOM INTERNATIONAL, INC.
                                IN EXCHANGE FOR
                         13.25% SENIOR NOTES DUE 2008,
                             COMMON STOCK AND CASH
                                       OF
                               WORLD ACCESS, INC.

     Registered holders of outstanding 10 1/2% Series B Senior Notes due 2008 of FACILICOM INTERNATIONAL, INC. (the "FaciliCom Notes") who wish to tender their FaciliCom Notes in exchange for a like principal amount of 13.25% Senior Notes due 2008 of WORLD ACCESS, INC., shares of World Access, Inc. common stock, par value $0.01 per share having a market value of $50 for each $1,000 principal amount of FaciliCom Notes tendered and $10 in cash for each $1,000 principal amount of FaciliCom Notes tendered, and whose FaciliCom Notes are not immediately available or who cannot deliver their FaciliCom Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to FIRST UNION NATIONAL BANK (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or letter to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering" in the Prospectus.

                 The Exchange Agent for the Exchange Offer Is:

                           FIRST UNION NATIONAL BANK
                        1525 WEST W.T. HARRIS BOULEVARD
                                  3C3 NC-1153
                              CHARLOTTE, NC 28262

                          BY FACSIMILE: (704) 590-7628
                      CONFIRM BY TELEPHONE: (704) 590-7408

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an eligible guarantor institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.
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Ladies and Gentlemen:

     The undersigned hereby tenders the principal amount of FaciliCom Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus and Consent Solicitation dated November 5, 1999 of World Access, Inc. (the "Prospectus"), receipt of which is hereby acknowledged.

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
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                                     DESCRIPTION OF SECURITIES TENDERED
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                                                                                AGGREGATE
                                                                                PRINCIPAL
                                                               CERTIFICATE        AMOUNT        PRINCIPAL
           NAME AND ADDRESS OF REGISTERED HOLDER               NUMBER(S) OF   REPRESENTED BY      AMOUNT
      AS IT APPEARS ON THE OUTSTANDING FACILICOM NOTES          FACILICOM       FACILICOM      OF FACILICOM
                        PLEASE PRINT                              NOTES           NOTES       NOTES TENDERED
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                     THE GUARANTEE BELOW MUST BE COMPLETED

                                   GUARANTEE

                   (NOT TO BE USED FOR A SIGNATURE GUARANTEE)

       The undersigned, a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch, agency or correspondent in the United States, hereby guarantees to deliver to the Exchange Agent at its address set forth above, the certificates representing the FaciliCom Notes, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three Nasdaq Stock Market trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm:
--------------------------------------

Address:
---------------------------------------------

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Zip Code:
-------------------------------------------
Area Code and
Telephone Number:
----------------------------------

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                             (Authorized Signature)
Title:
------------------------------------------------

Name:
-----------------------------------------------
                             (Please type or print)

DO NOT SEND CERTIFICATES FOR FACILICOM NOTES WITH THIS FORM. THEY SHOULD BE SENT TO THE EXCHANGE AGENT WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL

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